Supplement dated September 29, 2023 to the Natixis Funds Prospectuses, dated February 1, 2023, April 1, 2023, May 1, 2023 and June 1, 2023, (each a “Prospectus”), as may be revised or supplemented from time to time, for the following funds:

AEW Global Focused Real Estate Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
Gateway Fund	Loomis Sayles Strategic Income Fund
Loomis Sayles Core Plus Bond Fund	Mirova Global Green Bond Fund
Loomis Sayles Credit Income Fund	Mirova Global Sustainable Equity Fund
Loomis Sayles Global Allocation Fund	Mirova International Sustainable Equity Fund
Loomis Sayles Global Growth Fund	Mirova U.S. Sustainable Equity Fund
Loomis Sayles Growth Fund	Natixis Oakmark Fund
Loomis Sayles High Income Fund	Natixis Oakmark International Fund
Loomis Sayles Intermediate Duration Bond Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles International Growth Fund	Vaughan Nelson Mid Cap Fund
Loomis Sayles Investment Grade Bond Fund	Vaughan Nelson Select Fund
Loomis Sayles Limited Term Government and Agency Fund	Vaughan Nelson Small Cap Value Fund

Effective immediately, the following information is added to Appendix A – Intermediary Specific Information within each Prospectus:

J.P. MORGAN SECURITIES LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

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Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

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Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

•	Shares purchased through rights of reinstatement.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

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A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.

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Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).